PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS	6 Months Ended
Jun. 30, 2025
Disclosure Of Prepayments Other Receivables And Other Assets [Abstract]
PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS	PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS

(Dollars in thousands)	June 30, 2025	December 31, 2024
Other collaboration receivables	$194,198	$112,656
Other receivables	1,050	780
Lease receivables	336	568
VAT recoverable	5,824	4,597
Prepayments	17,668	12,374
Total	$219,076	$130,975
None of the above assets is either past due or impaired. The financial assets included in the above balances relate to receivables for which there was no recent history of default. The Company estimated that the expected credit loss for the above receivables as at June 30, 2025 and December 31, 2024 is insignificant.